                  FIXED INCOME INVESTMENT MANAGEMENT AGREEMENT

     This Agreement ("Agreement") is made this 26 day of March, 2002 by and between Stephens Inc., an Arkansas corporation, and ACA Financial Guaranty Corp.
(the "Client").

     In consideration of the premises and the mutual covenants and conditions herein contained, the parties agree as follows:

          1. INVESTMENT ADVICE. Stephens Inc., acting through its Stephens
Capital Management Division ("SCM"), shall provide the Client with investment advice and management services in the manner and to the extent that SCM shall determine to be appropriate or which is reasonably requested by the Client. Such investment advice and management services shall be limited to only those securities and other property, which the Client designates as being covered by
SCM's authority. Client has informed SCM that it desires its funds to be invested primarily in bonds and other income-oriented securities.

          2. DISCRETIONARY AUTHORITY. The Client hereby appoints SCM as the
Client's agent and attorney in fact and authorizes SCM to invest Client's funds, on Client's behalf, in U.S. Treasury securities and other investment grade bonds selected by SCM with due consideration for our intermediate term outlook for interest rates and to make such trades of securities or other property as SCM acting through its Capital Management Committee in the exercise of its discretion determines to be prudent and appropriate and to make all related transfers and deliveries of and receive and pay for all such securities and other properties on behalf of the Client. This authorization is being executed and delivered pursuant to Section 11(a) of the Securities Exchange Act of 1934
and Rule 11a2-2(T) thereunder.

     The Client hereby ratifies and confirms all transactions, which are made by
SCM for the Client's account in accordance with the terms of this Agreement.

          3. OTHER SERVICES. SCM shall provide such brokerage, clearance, settlement, custodial and other functions and services permitted by law as may be determined by SCM to be necessary or desirable in carrying out the terms of this Agreement. The Client may request that SCM utilize brokers other than SCM to effect or execute transactions but agrees to pay any charges or commissions incurred.

          4. COMPENSATION. SCM shall be paid for its services hereunder in accordance with the fee schedule attached hereto as EXHIBIT A.

     Stephens Inc. has discretion to invest Client funds in investment company securities ("Mutual Funds"). Individual Mutual Funds may pay fees to Stephens
Inc. as a result of these investments. These fees received by Stephens would be in addition to the advisory fees paid by Client. Such fees are not credited back to Client in calculating the fees set forth in Exhibit A. The existence of
Mutual Fund fees is more fully described in the fund prospectus mailed to each
Client at the time of initial investment.

          5. CASH BASIS ACCOUNT. Unless otherwise agreed, each account of the
Client covered by this Agreement shall be a cash account (the "account"); and
accordingly (a) full cash payment for each security or other property purchased will be made promptly unless funds sufficient therefore are already provided;
(b) no sale is contemplated of any security or other property before it is paid for as provided in the preceding clause; (c) each security or other property sold will at the time be owned by the Client and, unless already lodged in the account, will be promptly delivered thereto; and (d) full cash payment will be made promptly of any amount which may become due in order to meet necessary requests for additional deposits or mark to market with respect to any unissued security purchased or sold.

          6. RECORDS AND REPORTS. SCM shall provide the Client with written confirmations of each trade, monthly brokers' statements and quarterly investment management reports or other periodic reports concerning the transactions effected in the account.

          7. TERM. The term of this Agreement shall be for a period of one year beginning on the date first above written; provided that it shall automatically be renewed for successive additional one year terms without further action by the parties. This Agreement may be terminated by either the Client or SCM upon fifteen (15) days notice given in writing to the other party hereto, provided however, that the Client may terminate this Agreement without penalty within five (5) business days after entering into this Agreement. Upon termination of this Agreement and payment of all sums which may be owing to it under this
Agreement, SCM shall make such disposition of the securities or other property of the Client held by it as may be directed by the Client. The Client agrees to pay SCM the reasonable costs and expenses of collection, including attorney's fees, for any unpaid balance under this Agreement.

          8. SUBJECT TO LAW. All transactions under this Agreement shall be subject to applicable laws, rules and regulations of governmental authorities, and the applicable regulations and customs of exchanges, markets and clearinghouses. Whenever any law, rule or regulation is enacted by any governmental authority or exchange, market or clearing house which shall affect in any manner or be inconsistent with any of the provisions hereof, the provisions of this Agreement so affected shall be deemed modified or superseded to the extent necessary in order to avoid violation of such enactment.

          9. WAIVER. Except as otherwise provided for herein, no provision of this Agreement shall be waived, altered, modified or amended except in writing signed by the party against whom such waiver, alteration, modification or amendment is sought to be enforced.

          10. NO ASSIGNMENT OF AGREEMENT OR DUTIES. Neither party may assign this Agreement, in whole or in part, nor delegate, except as contemplated herein, all or part of the performance of duties required of it by this
Agreement without the prior written consent of the other party, and any attempted assignment or delegation without such consent shall be void.

          11. LIABILITY AND INDEMNIFICATION. The Client specifically acknowledges and agrees that (a) SCM is not warranting to the Client that the information or advice given to the Client is correct or accurate or that the assets managed by SCM will necessarily increase in value or retain their value, and (b) except for gross negligence or malfeasance, or violation of applicable law, neither SCM nor any of SCM's officers, directors, agents or employees shall be liable hereunder for any action performed or omitted to be performed or for any errors of judgment in managing the account. Nothing herein shall in any way constitute a waiver or limitation of any rights, which the Client may have under any securities laws. To the extent consistent with the foregoing, Client agrees to indemnify and hold harmless SCM, its officers, shareholders, agents and employees from any and all the liability that may be incurred by SCM as a result of its rendering advice or management services to the Client pursuant to the terms of this Agreement and shall reimburse SCM for any attorney fees or costs resulting from any claim or litigation.

          12. NOTICE. Any notice, request or instruction to be given hereunder shall be in writing and delivered personally or sent by first class mail, postage prepaid, addressed if to SCM to Stephens Capital Management, 111 Center
Street, Little Rock, Arkansas 72201 and if to the Client to the address set out below. With respect to SCM such communication shall be effective when actually received by SCM.

          13. GOVERNING LAW. This Agreement is entered into and shall be governed by the Laws of the State of Arkansas and such federal statutes, rules and regulations as may be applicable hereto.

          14. VALUATION. In computing the market value of any investment of the
Client each security listed on any national securities exchange and for which recent market quotations are readily available shall be valued at the last reported sale price on the principal exchange on which such security is traded, or, if there has been no recent reported sale, at the last reported bid price.
Where market quotations are readily available, unlisted securities shall be valued at the current bid price. Any other security or asset shall be valued in a manner determined in good faith by SCM to reflect its fair market value.

          15. PERIODIC REPORTS. SCM shall furnish continuous advice as to the investment of funds on the basis of the individual needs of the Client and, at least quarterly, provide the Client with a statement of the account which shall constitute a reminder to communicate any change in the Client's financial situation and needs to SCM.

          16. OWNERSHIP OF FUNDS. The Client shall maintain to the extent reasonably practicable every indicia of ownership of its funds, including (1)
the right to withdraw, hypothecate, vote or pledge securities; and (2) the receipt of a notification of each security transaction. The Client shall have the opportunity and authority to instruct SCM in writing to refrain from purchasing particular securities which otherwise might be purchased.

          17. SERVICES TO OTHER CLIENTS; VIOLATION OF LAWS.

          (a) It is understood that SCM performs investment management services for various Clients. The Client acknowledges that SCM may give advice and take action with respect to any of its other Clients, which may differ from advice given with respect to any security or other property, or the timing or nature of action taken with respect to any security or other property.

          (b) Nothing in this agreement shall impose upon SCM any obligation to purchase or sell, or to recommend for purchase or sale, any security for the
Client which SCM, or its partners, principals, affiliates or employees, may purchase or sell for its or their own accounts or for the account of any other
Client, if in the discretion of SCM such investment would be unsuitable for
Client or if SCM determines in the best interest of Client it would be impractical or undesirable.

          (c) SCM shall have no obligation hereunder to cause Client to engage in any transaction on the basis of any information known to SCM's partners, principals, affiliates, employees or agents wherein the utilization of such information might, in SCM's judgment, constitute or involve a violation of law or a breach of any fiduciuary or confidential relationship by SCM and/or its partners, principals, affiliates, employees or agents.

          18. ARBITRATION DISCLOSURES:

              ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

              THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT,
INCLUDING THE RIGHT TO JURY TRIAL.

              PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND
DIFFERENT FROM COURT PROCEEDINGS.

              THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDING
OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF
RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

              THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF
ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

          19. ARBITRATION. THE CUSTOMER AGREES, AND BY CARRYING AN ACCOUNT FOR
THE CUSTOMER SCM AGREES THAT ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE
PARTIES CONCERNING ANY TRANSACTION OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF
THIS OR ANY OTHER AGREEMENT BETWEEN THE PARTIES PERTAINING TO SECURITIES AND
OTHER PROPERTY, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF,
SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL
BE CONDUCTED BEFORE THE NEW YORK STOCK EXCHANGE, INC. OR AN ARBITRATION FACILITY
PROVIDED BY ANY OTHER EXCHANGE OF WHICH STEPHENS INC. IS A MEMBER, OR THE
NATIONAL ASSOCIATION OF

                                        4

SECURITIES DEALERS, INC. OR THE MUNICIPAL SECURITIES RULEMAKING BOARD AND IN
ACCORDANCE WITH THE RULES OF THE SELECTED ORGANIZATION. THE CUSTOMER MAY ELECT
IN THE FIRST INSTANCE WHETHER ARBITRATION SHALL BE BY AN EXCHANGE OR SELF-
REGULATORY ORGANIZATION OF WHICH STEPHENS INC. IS A MEMBER, BUT IF THE CUSTOMER
FAILS TO MAKE SUCH ELECTION BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO SCM
AT ITS MAIN OFFICE BEFORE THE EXPIRATION OF TEN DAYS AFTER RECEIPT OF A WRITTEN
REQUEST FROM SCM TO MAKE SUCH ELECTION, THEN SCM MAY MAKE SUCH ELECTION. THE
AWARD OF THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND
JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL,
HAVING JURISDICTION.

          20. SUPPLEMENTAL AGREEMENTS AND DISCLOSURES. Attached hereto as
EXHIBIT B are Supplemental Agreements and Disclosures that may be applicable to certain transactions related to this account. Client also acknowledges SCM has provided Client with its Part II or Schedule H of Stephens Form ADV.

          IN WITNESS WHEREOF, the Client has executed this Agreement and it has been accepted by Stephens Inc. in Little Rock, Arkansas as of the date first above written.

          PRE-DISPUTE ARBITRATION CLAUSE. CLIENT ACKNOWLEDGES THAT THIS
AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE, WHICH PROVIDES THAT ALL
DISPUTES RELATING TO THE CLIENT'S ACCOUNT ARE TO BE RESOLVED BY BINDING
ARBITRATION. THIS CLAUSE IS FOUND IN SECTIONS 18 AND 19 ON PAGES 4 AND 5 OF THIS
AGREEMENT.

                               Client: American Capital Access Holdings, Inc.
                                       -----------------------------------------
                                       ACA Financial Guaranty Corp.

                              Address: 140 Broadway, 47th Floor
                                       -----------------------------------------

                                       New York, New York 10005
                                       -----------------------------------------

3/26/2002                              /s/ Adam Willkomm
--------------------                   -----------------------------------------
(Date)                                 (Signature)
                                                   Adam R. Willkomm

                                      STEPHENS INC.

                                      By: /s/ William L. Tedford
                                          --------------------------------------

                                          --------------------------------------
                                          A Duly Authorized Officer

                                                                       EXHIBIT A

                          STEPHENS CAPITAL MANAGEMENT
                          A DIVISION OF STEPHENS INC.

                             MANAGEMENT FEE SCHEDULE

FOR FIXED INCOME ACCOUNTS

ASSET VALUE OF CLIENTS ACCOUNT                                    ANNUAL FEE
On the first $1,000,000 or portion thereof                          .750%
On the next $4,000,000 or portion thereof                           .500%
On the next $10,000,000 or portion thereof                          .375%
On the next $15,000,000 or portion thereof                          .250%
On the next $20,000,000 or portion thereof                          .200%
On account over $50,000,000                  Entire amount          .200%

Other  15 BP
      -------------------------------------

SCM fees apply to standard accounts and include management, brokerage services
(1), custodial services, associated accounting reports and investment management reports. Only in special circumstances are the fees negotiable or otherwise varied from  the above schedule. In the event this agreement is terminated between quarter-ends, such fees shall be prorated as of the date of termination.
The fee is deducted from the account by SCM quarterly unless otherwise agreed in writing. SCM clients will receive a Fee Statement shortly after the deduction of the fee.

The fee for the period from the effective date to the end of the current calendar quarter shall be obtained by computing the adjusted (2) market value of cash and securities in the portfolio as of the close of business on the last day
(subsequent to the effective date referred to above) of the current calendar quarter and multiplying the resultant market value by one-fourth of the applicable annual fee rate(s) indicated above, pro-rated for the percentage of the current calendar quarter during which the portfolio is under management.

The fee for any subsequent three-month period shall be the amount obtained by computing the adjusted (2) market value of cash and securities in the portfolio as of the close of business on the last day of the three-month period and multiplying the resultant market value by one-fourth of the applicable annual fee rate(s) indicated above.

(1) Investment advisory clients have the option to seek execution of transactions recommended by SCM through broker-dealers other than Stephens Inc.
However, on transactions executed through Stephens Inc., Stephens Inc. will not
charge a commission to the client except when       shares of an underwriting
issue in which Stephens Inc. is in the syndicate are purchased for the account, in which case the sales and underwriting fees are built into the offering price.

(2) Adjusted for capital contributions and/or withdrawals made during that period.

                                                                       EXHIBIT B

                    SUPPLEMENTAL AGREEMENTS AND DISCLOSURES
        (FOR ERISA PLANS AND OTHER CLIENTS BOTH REFERRED TO AS "CLIENT")

1.   AGENCY CROSS TRANSACTIONS

     From time to time, Stephens Inc.'s SCM Division may effect a securities transaction for an SCM Client in which Stephens Inc. acts as broker for both such SCM Client and for a non-SCM client on the other side of the transaction.
In other words, SCM may be in a position to buy or sell securities for an SCM
Client from or to the account of another client of Stephens Inc. Such purchases or sales are known as "agency cross-transactions."

     In certain cases, agency cross-transactions can increase the chances that large orders from Clients will be effected at a price close to the most recent market price. For example, if SCM enters the market with a large buy order from a Client in a given security, the very existence of that large order may drive up the price of the securities transaction. Likewise, if SCM enters the market with a large sell order from a Client in a given security, that order can drive down the price of the security before the order can be completed. In addition, many institutional investors trade large blocks of securities through agency cross-transactions, so that many blocks are simply unavailable to Clients unless they are authorized to participate in such crosses.

     On the other hand, agency cross-transactions involve a potential conflict of interest. SCM may be making investment decisions for an SCM Client, from whom it receives compensation, while Stephens Inc. receives commissions from another non-SCM client for effecting or executing the transaction. For this reason, SEC
Rule 206(3-2) imposes various conditions on agency cross-transactions effected for an advisory client by an investment adviser registered with the SEC such as
SCM.

     SCM plans to comply with SEC Rule 206(3-2) by taking the following actions:
(i) SCM, after disclosing the above potential conflict of interest, will have received the specific consent and permission of the Client to effect agency cross-transactions for such Client; (ii) the Client will receive from SCM a written confirmation, at or before the completion of each agency cross-transaction, including a statement of the nature of the transaction, the date of such transaction, an offer to furnish, upon request, the time when such transaction took place, and certain information concerning whether any other remuneration has been or will be received by SCM or Stephens Inc. in connection with the transaction and, if so, that the source and amount of such other remuneration will be furnished upon written request of the Client; (iii) the
Client will receive from SCM on an annual basis a written disclosure statement identifying the total number of agency cross-transactions during the period since the date of the last such statement and the total amount of commissions or other remuneration received by SCM and Stephens Inc. in connection with such transactions during that period; (iv) the Client is hereby informed that it may revoke at any time by written notice the authorization and consent for SCM to engage in agency cross-transactions; (v) SCM will not engage in any agency cross-transaction in which SCM or Stephens Inc. recommends the transaction to both the seller and the purchaser; (vi) SCM will, at all times, fulfill its duty with respect to providing best price and execution; (vii) with respect to ERISA
Clients, SCM will only engage in agency cross-transactions executed on a national securities exchange; and (viii) SCM will comply with all other applicable disclosure requirements under federal or state securities laws.

Client has read the foregoing disclosure and specifically consents to permit
SCM to engage in agency cross-transactions pursuant to the terms and conditions set forth above. Client and SCM agree that

such consent may be revoked  without  penalty at any time by Client effective upon receipt of written notice by SCM.

II.  PRINCIPAL TRANSACTIONS

     For time to time, Stephens Inc.'s SCM Division may wish to effect a securities transaction for an SCM Client in which Stephens Inc. acts as principal.

     For instance, SCM may independently determine that it would be in the best interest of an SCM Client to purchase a new issue where Stephens Inc. is in the underwriting syndicate or selling group because SCM believes that the price paid during the initial offering will be more advantageous to the Client than purchasing in the after-market. Or SCM may determine that it would be in the best interest of a Client to purchase or sell a security in which Stephens Inc.
makes a market.

     Such principal transactions involve potential conflicts of interest, regarding Stephens Inc.'s interest and the interest of SCM Clients.

     If SCM purchases for an SCM Client a security from Stephens Inc. which is part of an initial public offering in which Stephens Inc. is a member of the underwriting or selling syndicate, Stephens Inc. will receive an underwriting commission or selling concession, which is built into the offering price; also,
Stephens Inc. would have a self-interest in the success of the offering and in disposing of its commitment. Therefore, such principal transactions will only be effected for SCM Clients if advance disclosure in writing is made to the Client that Stephens Inc. will be acting as a member of the underwriting syndicate or selling group; the Client receives a prospectus; and the Client grants SCM permission to effect the transaction.

     If SCM purchases or sells for an SCM Client an over-the-counter security in which Stephens Inc. makes a market, Stephens Inc. would ordinarily receive a mark-up or mark-down if it acts as principal in the transaction. Therefore, such principal transactions will only be effected for SCM Clients if Stephens Inc.
matches the lowest ask/highest bid prices as reflected on NASDAQ; no mark-up or mark-down from these prices will be charged.

     With respect to ERISA accounts, Client acknowledges that SCM and/or
Stephens Inc. will not act as principal in transactions with the account.

     With respect to non-ERISA accounts, Stephens Inc. is authorized by Client to act as principal in transactions with such accounts, and Client so consents even though such transactions may present potential conflicts of interest. In giving this consent, Client understands that SCM will comply with the provisions of Section 206 (3) of the Investment Advisers Act, which requires that Stephens
Inc. acting as principal for its own accounts, will not knowingly sell any security to or purchase any security from an SCM Client without disclosing to such Client in writing before the completion of such transactions the capacity in which it is acting and obtaining the Client's advance consent contained herein to such types of transactions. The above disclosure to the Client will be made by sending to the Client a written confirmation, at or before the completion of such transaction, showing, by special codes or otherwise, the capacity in which SCM or Stephens Inc. is acting. Further, such confirmation will disclose other material information (i.e., that Stephens Inc. makes a market in the security or that an officer or director of Stephens Inc. serves as an officer or director of the issuer). In addition, the special procedures described above will be utilized for initial public offerings in which Stephens
Inc. is participating.

                                        8